☐ **Principal Life Insurance Company**
☐ **Principal National Life Insurance Company**
Members of Principal Financial Group®

P.O. Box 10431
Des Moines, IA 50306-0431

Life Insurance Application

Only one company is the issuer and responsible for obligations of any given policy and is hereinafter referred to as "the Company".

PART A

1. PERSONAL INFORMATION ABOUT THE PROPOSED INSURED

Name (First, Middle, Last)	Sex ☐ Male ☐ Female	Date of Birth / /	
Primary Residence Street Address	Social Security Number - -	Birthplace (State, or Country if not U.S.)	
City, State, Zip Code	Driver's License Number		State Issued
Home Phone Number ( )	Occupation		
Work Phone Number ( )	Workplace Zip Code		

2. BASIC COVERAGE APPLIED FOR

Product ______________________

Face Amount (excluding riders)
$ ______________________

Death Benefit Option if applicable:
- ☐ Option 1: Level Face Amount
- ☐ Option 2: Face + Accumulated/Policy Value
- ☐ Option 3: Face + Premiums Paid Less Partial Surrenders

Policy Planned Premium $ ______________________

Premium Frequency: (choose one)
☐ Annual ☐ Semi Annual ☐ Quarterly ☐ Single Pay

☐ EFT (complete EFT form + attach sample check)

List Bill Number ______________________
☐ Annual ☐ Semi Annual ☐ Quarterly ☐ Monthly

Unscheduled Premium $ ______________________

3. BENEFITS/RIDERS (Some riders are not available with all products)

- ☐ Accidental Death – Amount $ ______________
- ☐ Accounting Benefit
- ☐ Alternate Cash Surrender Value
- ☐ Change of Insured
- ☐ Children Term – Amount $ ______________
- ☐ Four Year Term
- ☐ 20 Year Premium Guarantee
- ☐ Policy Split Option
- ☐ Salary Increase – Amount $ ______________
- ☐ Single Life Term – Amount $ ______________
- ☐ Waiver of Premium/Specified Premium
- ☐ Waiver of Monthly Deductions/Monthly Policy Charges
- ☐ ______________
- ☐ ______________

4. BENEFICIARY INFORMATION

Primary Beneficiary	Relationship to Proposed Insured
Contingent Beneficiary	Relationship to Proposed Insured
Single Life Term Rider Beneficiary	Relationship to Proposed Insured

Proposed Insured Name ______________________________

5. OWNERSHIP INFORMATION (Complete if different than the Insured)

Owner Name (If trust, provide name of trust*)	Relationship to Proposed Insured
Primary Residence Street Address	Taxpayer Identification Number
City, State, Zip Code	Date of Birth (If trust, provide date of trust*)
Joint Owner Name	Relationship to Proposed Insured
Primary Residence Street Address	Taxpayer Identification Number
City, State, Zip Code	Date of Birth
Contingent Owner Name	Relationship to Proposed Insured

*** Submit copy of trust with this application.**

6. CHANGE OF OWNERSHIP

(a) Is there an intention that any group of investors will obtain any right, title, or interest in any policy issued on the life of the Proposed Insured(s) as a result of this application? ☐ Yes ☐ No
If yes, explain. ______________________________

(b) Will you borrow money to pay the premiums for this policy or have someone else pay these premiums for you in return for an assignment of policy values back to them? ☐ Yes ☐ No
If yes, explain and complete premium financing acknowledgment form. ______________________________

7. OTHER INSURANCE

(a) Is there other life insurance or annuities in force or applied for? ☐ Yes ☐ No
(If yes, list all other life insurance or annuities in force or currently being applied for, even if sold, assigned, or viaticated.)

Insured's Name	Company	Amount	Policy Number	Check if Pending	Year Issued	Primary Purpose
		$		☐		
		$		☐		
		$		☐		
		$		☐		

(b) If coverage is pending, will all pending coverage be accepted? ☐ Yes ☐ No
If no, explain. ______________________________

(c) Have you transferred or assigned any right, title, or interest in any life insurance or annuity contract other than absolute assignment for Internal Revenue Code 1035 exchange? ☐ Yes ☐ No
If yes, explain. ______________________________

8. REPLACEMENT

(a) Will the insurance applied for with this application replace or affect any of the owner's other life or annuity contracts (including pending coverage provided with a binding receipt)? ☐ Yes ☐ No
If yes, list company name(s) and policy number(s) and provide necessary forms:
____
____

(b) Is this an Internal Revenue Code section 1035 exchange? ☐ Yes ☐ No

Proposed Insured Name ______________________________

9. MEDICAL QUESTION

Within the last ten years, has the Proposed Insured been treated for, or diagnosed as having a heart condition, chest pain, stroke, cancer, diabetes, alcohol abuse or drug dependency?.......... ☐ Yes ☐ No
(If yes, explain below.)

Details (including dates and healthcare provider's name/address)

(Continue to next page)

Principal Life Insurance Company
Principal National Life Insurance Company
Members of Principal Financial Group®

P.O. Box 10431
Des Moines, IA 50306-0431

Insurance Application

Only one company is the issuer and responsible for obligations of any given policy and is hereinafter referred to as "the Company".

Proposed Insured ____________________

D.O.B. ____ / ____ / ______ Policy Number (If known) ____________________

PART B

All references to "you" mean the Proposed Insured.

ACTIVITIES/HEALTH HABITS

1. In the last five years have you, or do you have plans to:
   a. be a member of any armed forces or military unit? ☐ Yes ☐ No
   b. pilot any type of aircraft? ☐ Yes ☐ No
   c. engage in scuba/skin diving, motor vehicle racing, skydiving or any other hazardous sporting activity? ☐ Yes ☐ No
   d. live outside the United States or Canada? (If yes, explain below) ☐ Yes ☐ No
   e. travel outside the United States or Canada? (If yes, explain below) ☐ Yes ☐ No
2. In the last five years have you:
   a. been in a motor vehicle accident, been charged with driving while intoxicated or had more than one moving violation? (If yes, explain below) ☐ Yes ☐ No
   b. been on parole or probation or charged with a felony or misdemeanor? (If yes, explain below) ☐ Yes ☐ No
3. In the last ten years have you used any tobacco or nicotine products? ☐ Yes ☐ No
   (Indicate date last used and amount per day)
   a. ☐ cigarettes ____________
   b. ☐ cigars ____________
   c. ☐ nicotine patch/gum ____________
   d. ☐ pipe ____________
   e. ☐ chewing tobacco/snuff ____________
   f. ☐ other ____________
4. In the last ten years have you consumed alcoholic beverages? ☐ Yes ☐ No
   If yes, date last used? ____________ Number of drinks per week: ____________
5. In the last ten years have you used cocaine, marijuana, methamphetamines, barbiturates or other controlled substances? ☐ Yes ☐ No
6. Have you ever been advised to limit or discontinue the use of alcohol or drugs; or sought or received treatment because of your alcohol or drug use? ☐ Yes ☐ No

DETAILS TO QUESTIONS 1-6

Quest. #	Include dates and details as requested above.

Only one company is the issuer and responsible for obligations of any given policy and is hereinafter referred to as "the Company".

Proposed Insured ____________________
D.O.B. ____ / ____ / ______ Policy Number (If known) ____________________

PART B – (Continued)

INCOME/OCCUPATION

For Life, complete questions 7 and 8. For DI, complete questions 8-17. In all cases, Part B continues on the next page.

7. Annual income from occupation $ ____________ Other Income $ ____________
Source of other income ____________ Net Worth (Assets – Liabilities) $ ____________
8. Primary occupation ____________ Employer ____________
9. Current Employment Information
a. Type of business or industry ____________
b. Job title ____________
c. What are your job activities and percentage of time spent in each? ____________
d. How many hours do you usually work per week in your primary job? ____________
e. Total number of employees: Full-time ________ Part-time ________ Sub-contracted ________
f. How many employees do you supervise? ____________
10. How long have you been employed by your current employer? ____________ (If less than three years, provide details below, e.g., employers, occupations and dates for last five years.)
11. Do you work out of your home? (If yes, how many hours per week? ____________) ☐ Yes ☐ No
12. Do you have any other part-time or full-time jobs? (If yes, explain below)........................ ☐ Yes ☐ No
13. Are you actively at work on a full-time basis without medical restriction? (If no, explain below)........................ ☐ Yes ☐ No
14. Do you intend to change jobs or employment in the next 6 months? (If yes, explain below)........................ ☐ Yes ☐ No
15. Have you ever requested or received any type of disability benefits (including workers' compensation and state disability) for an injury or illness? (If yes, explain below)........... ☐ Yes ☐ No
16. Do you have an ownership interest in any business you work for?........................ ☐ Yes ☐ No
If yes, ownership percentage _____ length of ownership ____________
Type of business: ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Sole Proprietorship ☐ Limited Liability Company ☐ Other ____________
17. Have you, or any business owned in whole or part by you, ever been in bankruptcy or any similar proceedings? (If yes, provide date discharged, type and chapter)................. ☐ Yes ☐ No

DETAILS TO QUESTIONS 7-17

Quest. #	Include dates and details as requested above.

Principal Financial Group

Principal Life Insurance Company
Principal National Life Insurance Company
Members of Principal Financial Group®

P.O. Box 10431
Des Moines, IA 50306-0431

Insurance Application

Only one company is the issuer and responsible for obligations of any given policy and is hereinafter referred to as "the Company".

Proposed Insured ______________________
D.O.B. ____ / ____ / ______ Policy Number (If known) ______________________

PART B – (Continued)

MEDICAL HISTORY (Provide details to yes answers, questions 18-20 below)

18. In the last ten years, have you had, been treated for or been diagnosed as having:
    a. high blood pressure, heart attack, chest pain, heart murmur, irregular heart beat, stroke, or any other disease or disorder of the heart or blood vessels? ☐ Yes ☐ No
    b. cancer or a tumor, cyst or growth? ☐ Yes ☐ No
    c. asthma, bronchitis, emphysema, tuberculosis or any other disease or disorder of the lungs or respiratory system? ☐ Yes ☐ No
    d. seizure, paralysis, headaches, multiple sclerosis or any other disease or disorder of the brain or nervous system? ☐ Yes ☐ No
    e. chronic fatigue, stress, depression, anxiety or any other emotional or psychological disorder? ☐ Yes ☐ No
    f. hepatitis, colitis, ulcer, cirrhosis, irritable bowel or any other disease or disorder of the liver, gallbladder, pancreas or digestive tract? ☐ Yes ☐ No
    g. diabetes, borderline diabetes, sugar in the urine, thyroid disorder or any other disease or disorder of the glandular system? ☐ Yes ☐ No
    h. kidney stones, nephritis, any blood or protein in the urine, sexually transmitted disease, prostate disorder, breast disorder or any other disease or disorder of the urinary or reproductive system? ☐ Yes ☐ No
    i. back or neck pain, disc problems, spinal sprain or strain, sciatica, arthritis, carpal tunnel syndrome, or any other disease or disorder of the bones, joints, or muscles? ☐ Yes ☐ No
    j. any disease or disorder of the eyes, ears, nose, throat or skin? ☐ Yes ☐ No
19. (DI Only) Are you currently pregnant or have you had complications of pregnancy in the last ten years? ☐ Yes ☐ No
20. In the last ten years, have you had, been treated for or been diagnosed as having HIV (Human Immunodeficiency Virus) infection, positive HIV (Human Immunodeficiency Virus) test or AIDS (Acquired Immunodeficiency Syndrome)? ☐ Yes ☐ No

DETAILS TO QUESTIONS 18-20

Quest. #	For yes answers, include dates, details, diagnosis, types and results of treatment, healthcare provider's full name and address.

Proposed Insured ______________________________
D.O.B. ____ / ____ / ______ Policy Number (If known) ______________________________

PART B – (Continued)

MEDICAL HISTORY (Provide details to yes answers, questions 21-26 below)

21. Who is your Primary Physician? ☐ None
    a. Name ______________________________ Phone Number ______________
    Street ______________ City ______________ State ______ Zip ______
    b. Date last seen, reason and details ______________________________

22. In the last ten years:
    a. have you had any medical tests, hospitalization, illness or injury not provided in response to a previous question? (If yes, explain below) ☐ Yes ☐ No
    b. have you consulted a doctor, chiropractor, psychiatrist, psychologist, counselor, therapist or other healthcare provider not provided in response to a previous question? (If yes, explain below) ☐ Yes ☐ No

23. Are you taking or have you been advised to take any medication or treatment not provided in response to a previous question? (If yes, explain below) ☐ Yes ☐ No

24. Current Ht. ________ Wt. ______ Have you lost more than 10 lbs. in the last year? ☐ Yes ☐ No
    If yes, ______ lbs./kgs. Indicate reason ______________________________

25. a. Has either of your natural parents lived to at least age 60? ☐ Yes ☐ No
    b. Do any of your natural parents or siblings have a history of diabetes, cancer, stroke or heart disease? ☐ Yes ☐ No
    If yes, provide details (i.e., relationship, type of disease, age diagnosed, current age or age at death):
    ____
    ____

26. Have you ever had any life, health or disability insurance rated, ridered or declined? (If yes, explain below) ☐ Yes ☐ No

DETAILS TO QUESTIONS 21-26

Quest. #	Include dates and details as requested above.

Only one company is the issuer and responsible for obligations of any given policy and is hereinafter referred to as "the Company".

PART C – AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

AGREEMENT

Statements In Application: I represent that all statements in this application are true and complete to the best of my knowledge and belief and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the Proposed Insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.

I understand that the policy(ies) delivered to me may be from a different issuer than what was listed in the application. I understand and agree that my acceptance of the policy(ies) shall be considered an amendment to this application. Each policy has only one issuing company and that issuer is solely responsible for the obligations under that policy.

When Policy Coverage Becomes Effective: I understand and agree that if a policy is issued as applied for with a premium deposit paid, policy coverage will become effective as of issuance. The Company agrees to pay any proceeds pursuant to policy terms subject to the acceptance of the proposed owner and signing of Part D, if applicable.

I understand and agree that if a policy is issued as other than applied for or without a premium deposit (C.O.D.), then policy coverage is not effective and the Company shall incur no policy liability unless:

1) A policy issued on this application has been physically delivered to and accepted by the owner and the first premium paid; and
2) At the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application, medical questionnaire, or amendment that becomes a part of this application; and
3) The Part D or the Acknowledgment of Delivery form is signed by me and the Proposed Insured (if different than me) and dated at delivery.

If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy data pages.

Limitation of Authority: I understand and agree that no agent, broker, licensed representative, telephone interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers to all questions on this application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, licensed representative, telephone interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.

If my employer is the owner and beneficiary on this application: I agree to allow my employer to purchase insurance on my life. I understand that my employer or trustee will have all present and future rights of ownership and will also be the beneficiary of the policy. There is no obligation, on my part, to pay the policy premiums. I acknowledge that as an employee, the employer or trustee has an insurable interest in my life. I understand and agree that my administrators, estate, heirs and assignees have no rights to the policy or any policy proceeds. I understand that the maximum face amount for which I could be insured at the time of issuance is generally not more than 30 times compensation, up to a maximum of $30,000,000, subject to underwriting guidelines. I further authorize my employer or trustee to increase or decrease the amount of insurance on my life in the future without another consent from me and without further notice to me as long as I am employed by the employer. I consent to and authorize my employer, trustees, or its successors to continue to be the owner and beneficiary of this policy(ies) indefinitely including after the end of my employment by the employer.

AUTHORIZATION

I authorize any insurance (or reinsuring) company, consumer reporting agency, governmental agency, insurance agent, broker, licensed representative, or any other organization, institution or person having personal information (including physical, mental, drug or alcohol use history) regarding me, the named proposed insured, to provide to the Company, its representatives or reinsurers, any such data. I authorize the Company or its representative to conduct a telephone interview in connection with my application for insurance.

I understand and agree to sign any authorization that is required to authorize any doctor, hospital, clinic, health care provider, laboratory, pharmacy benefit manager or any other institution having personal information (including physical, mental, drug or alcohol use history) regarding the named proposed insured to provide the Company, its representatives or reinsurers any such data. I understand that if I refuse to sign an authorization to release my complete medical record, the Company may not be able to process my application for life insurance coverage.

PART C – AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION (CONTINUED)

I authorize the Medical Information Bureau (MIB, Inc.) to furnish the above data to the Company, its representative or its reinsurers. I authorize the Company or its representative to release any such data to MIB, Inc. or as required by law. Notwithstanding any other provision in this form, the authorization to release data to the MIB, Inc. shall survive the termination of this form to the extent necessary to confirm, correct or update previously supplied data to the MIB, Inc. Data released may include results of my medical examination or tests requested by the Company. I understand that the data obtained by use of this authorization will be used by the Company to determine eligibility for insurance.

I agree that this authorization shall be valid for 24 months from the date of this application. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's Home Office. I agree a photocopy of this authorization is as valid as the original. I have received a copy of this authorization. I have received a copy of the "Notice of Insurance Information Practices," which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc.

C.O.D. or Advance Premium Paid:

- ☐ This application is C.O.D. and I have not been given any Conditional Receipt with this application.
- ☐ I have paid $ ______________________ as an advance premium with this application which is no less than one month's advance premium and I have been given the Life Insurance Conditional Receipt. In return I have read, understand, and agree to its terms.
- ☐ I have submitted an Absolute Assignment form with this application and I have been given the Life Insurance 1035 Conditional Receipt. In return I have read, understand, and agree to its terms.

Warning: It is a crime to provide false, misleading, or incomplete information to an insurance company for the purpose of defrauding the company or any other person. Penalties include imprisonment and/or fines and denial of insurance benefits.

OWNER TAXPAYER IDENTIFICATION NUMBER CERTIFICATION: As proposed owner of this contract, I certify under penalties of perjury: (1) The taxpayer identification number shown on this application is correct, (2) I am not subject to IRS backup withholding, and (3) I am a U.S. person (which includes a U.S. resident alien). If subject to backup withholding complete W-9. If not a U.S. person complete W-8. **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

Signatures – Please read all of the above Agreements, Authorizations, and Certification before signing below.

Signature of Proposed Insured (If age 15 or over) **X**				
Signature of Parent (If Proposed Insured is under age 18 and Parent has not signed as Owner) **X**				
Signature of Owner(s), if other than Proposed Insured. If corporation, an officer other than the Proposed Insured must sign and include officer's title. If joint ownership or Trust, all joint owners/trustees must sign. If signing as a Trustee include 'Trustee' as title.				
X			Title	
X			Title	
X			Title	
Signed at: City	State	Date	Signature of Licensed Agent/Broker/Representative **X**	License Number
Cosignature by resident Licensed Agent/Broker/Representative, if applicable in your state **X**			Date	License Number

PART C – AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

AGREEMENT

Statements In Application: I represent that all statements in this application are true and complete to the best of my knowledge and belief and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the Proposed Insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.

I understand that the policy(ies) delivered to me may be from a different issuer than what was listed in the application. I understand and agree that my acceptance of the policy(ies) shall be considered an amendment to this application. Each policy has only one issuing company and that issuer is solely responsible for the obligations under that policy.

When Policy Coverage Becomes Effective: I understand and agree that if a policy is issued as applied for with a premium deposit paid, policy coverage will become effective as of issuance. The Company agrees to pay any proceeds pursuant to policy terms subject to the acceptance of the proposed owner and signing of Part D, if applicable.

I understand and agree that if a policy is issued as other than applied for or without a premium deposit (C.O.D.), then policy coverage is not effective and the Company shall incur no policy liability unless:

1) A policy issued on this application has been physically delivered to and accepted by the owner and the first premium paid; and
2) At the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application, medical questionnaire, or amendment that becomes a part of this application; and
3) The Part D or the Acknowledgment of Delivery form is signed by me and the Proposed Insured (if different than me) and dated at delivery.

If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy data pages.

Limitation of Authority: I understand and agree that no agent, broker, licensed representative, telephone interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers to all questions on this application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, licensed representative, telephone interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.

If my employer is the owner and beneficiary on this application: I agree to allow my employer to purchase insurance on my life. I understand that my employer or trustee will have all present and future rights of ownership and will also be the beneficiary of the policy. There is no obligation, on my part, to pay the policy premiums. I acknowledge that as an employee, the employer or trustee has an insurable interest in my life. I understand and agree that my administrators, estate, heirs and assignees have no rights to the policy or any policy proceeds. I understand that the maximum face amount for which I could be insured at the time of issuance is generally not more than 30 times compensation, up to a maximum of $30,000,000, subject to underwriting guidelines. I further authorize my employer or trustee to increase or decrease the amount of insurance on my life in the future without another consent from me and without further notice to me as long as I am employed by the employer. I consent to and authorize my employer, trustees, or its successors to continue to be the owner and beneficiary of this policy(ies) indefinitely including after the end of my employment by the employer.

AUTHORIZATION

I authorize any insurance (or reinsuring) company, consumer reporting agency, governmental agency, insurance agent, broker, licensed representative, or any other organization, institution or person having personal information (including physical, mental, drug or alcohol use history) regarding me, the named proposed insured, to provide to the Company, its representatives or reinsurers, any such data. I authorize the Company or its representative to conduct a telephone interview in connection with my application for insurance.

I understand and agree to sign any authorization that is required to authorize any doctor, hospital, clinic, health care provider, laboratory, pharmacy benefit manager or any other institution having personal information (including physical, mental, drug or alcohol use history) regarding the named proposed insured to provide the Company, its representatives or reinsurers any such data. I understand that if I refuse to sign an authorization to release my complete medical record, the Company may not be able to process my application for life insurance coverage.

PART C – AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION (CONTINUED)

I authorize the Medical Information Bureau (MIB, Inc.) to furnish the above data to the Company, its representative or its reinsurers. I authorize the Company or its representative to release any such data to MIB, Inc. or as required by law. Notwithstanding any other provision in this form, the authorization to release data to the MIB, Inc. shall survive the termination of this form to the extent necessary to confirm, correct or update previously supplied data to the MIB, Inc. Data released may include results of my medical examination or tests requested by the Company. I understand that the data obtained by use of this authorization will be used by the Company to determine eligibility for insurance.

I agree that this authorization shall be valid for 24 months from the date of this application. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's Home Office. I agree a photocopy of this authorization is as valid as the original. I have received a copy of this authorization. I have received a copy of the "Notice of Insurance Information Practices," which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc.

C.O.D. or Advance Premium Paid:

☐ This application is C.O.D. and I have not been given any Conditional Receipt with this application.

☐ I have paid $ ______________________ as an advance premium with this application which is no less than one month's advance premium and I have been given the Life Insurance Conditional Receipt. In return I have read, understand, and agree to its terms.

☐ I have submitted an Absolute Assignment form with this application and I have been given the Life Insurance 1035 Conditional Receipt. In return I have read, understand, and agree to its terms.

Warning: It is a crime to provide false, misleading, or incomplete information to an insurance company for the purpose of defrauding the company or any other person. Penalties include imprisonment and/or fines and denial of insurance benefits.

OWNER TAXPAYER IDENTIFICATION NUMBER CERTIFICATION: As proposed owner of this contract, I certify under penalties of perjury: (1) The taxpayer identification number shown on this application is correct, (2) I am not subject to IRS backup withholding, and (3) I am a U.S. person (which includes a U.S. resident alien). If subject to backup withholding complete W-9. If not a U.S. person complete W-8. **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

Principal Financial Group	☐ **Principal Life Insurance Company** ☐ **Principal National Life Insurance Company** *Members of Principal Financial Group®* Only one company is the issuer and responsible for obligations of any given policy and is hereinafter referred to as "the Company".	P.O. Box 10431 Des Moines, IA 50306-0431	***Life Insurance Application***

Proposed Insured ______________________________ D.O.B. ____ / ____ / ______

PART D – AGREEMENT/ACKNOWLEDGMENT OF DELIVERY

AGREEMENT: Statements In Application: I have read all the questions and answers obtained during the application process, including Part B on the primary Proposed Insured. I represent all statements are true and complete to the best of my knowledge and belief and were correctly recorded before I signed my name below. I have also signed a copy of this Agreement/Acknowledgment of Delivery included with my policy. I understand and agree the statements in the application, including all of its parts and statements by the Proposed Insured in any medical questionnaire or supplement, will be the basis for and form a part of the policy. I understand that misrepresentations could mean denial of an otherwise valid claim and rescission of the policy during the contestable period.

When Policy Coverage Becomes Effective: I understand and agree that if a policy is issued as applied for with a premium deposit paid, policy coverage will become effective as of issuance. The Company agrees to pay any proceeds pursuant to policy terms subject to the acceptance of the proposed owner and signing of Part D, if applicable.

I understand and agree that if a policy is issued as other than applied for or without a premium deposit (C.O.D.), then policy coverage is not effective and the Company shall incur no policy liability unless:

1) A policy issued on this application has been physically delivered to and accepted by the owner and the first premium paid; and
2) At the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in the application, medical questionnaire, or amendment that becomes a part of this application; and
3) This form is signed by me and the Proposed Insured (if different than me) and dated at delivery.

If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy data pages.

When an Adjustment Becomes Effective: I understand and agree that if I apply to adjust my policy coverage, any adjustment approved by the Company is effective as of the Adjustment Date shown on the new data pages for the policy, provided that I and the proposed insured (if different than me) sign this form and any amendment form, if applicable, and return such forms to the Company within 30 days of the adjustment delivery date.

Limitation of Authority: I understand and agree no agent, broker, licensed representative, telephone interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers to all questions on the application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, licensed representative, telephone interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.

ACKNOWLEDGMENT OF DELIVERY:

I acknowledge policy numbered ______________________________ was delivered to me today and is based on the life of ______________________________________.

INSURABILITY DATES:

If a premium deposit was submitted with Part A and C of the application, I verify that all information in Part B of the application is true and complete and is correctly recorded as of ________________.

If the application was submitted without a premium deposit (C.O.D.), I verify that all information in the Part A and B of the application including all parts and statements by the Proposed Insured in any medical questionnaire or supplement accurately reflects the Proposed Insured's health and insurability as of the date I sign this form.

SIGNATURES

Signature of Proposed Insured (If age 15 or over) X	Signature of Parent (if proposed insured is under age 18 and Parent has not signed as Owner) X
Signature of Owner(s) (If other than Proposed Insured). If corporation, an officer other than the Proposed Insured must sign, include officer's title. If joint ownership or Trust, all joint owners/trustees must sign, include 'Trustee' after signature.	
X	Title
X	Title
X	Title
Date	